Exhibit 4.2

AUGUSTA SPINCO CORPORATION

as Company

WATERS CORPORATION

as Parent Guarantor

WATERS TECHNOLOGIES CORPORATION

TA INSTRUMENTS – WATERS L.L.C.

WATERS ASIA LIMITED

WYATT TECHNOLOGY, LLC

ACCURI CYTOMETERS, INC.

AUGUSTA LIFE SCIENCES US OPCO I LLC

AUGUSTA LIFE SCIENCES US OPCO II LLC

AUGUSTA LIFE SCIENCES US SPINCO LLC

CELLULAR RESEARCH, INC.

HANDYLAB, INC.

PHARMINGEN

as Subsidiary Guarantors

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of March 23, 2026

to

INDENTURE

Dated as of March 23, 2026

Relating to

4.321% Senior Notes due 2027

4.398% Senior Notes due 2029

4.656% Senior Notes due 2031

4.945% Senior Notes due 2033

5.245% Senior Notes due 2036

i

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of March 23, 2026 (this “First Supplemental Indenture”), among Augusta SpinCo Corporation, a Delaware corporation, as issuer (the “Company”), Waters Corporation, a Delaware corporation (the “Parent Guarantor”), Waters Technologies Corporation, a Delaware corporation (“WTC”), TA Instruments – Waters L.L.C., a Delaware limited liability company (“TA”), Waters Asia Limited, a Delaware corporation (“Waters Asia”), Wyatt Technology, LLC, a California limited liability company (“Wyatt”), Accuri Cytometers, Inc., a Delaware corporation (“Accuri”), Augusta Life Sciences US OpCo I LLC, a Delaware limited liability company (“ALS OpCo I”), Augusta Life Sciences US OpCo II LLC, a Delaware limited liability company (“ALS OpCo II”), Augusta Life Sciences US SpinCo LLC, a Delaware limited liability company (“ALS SpinCo”), Cellular Research, Inc., a Delaware corporation (“Cellular”), HandyLab, Inc., a Delaware corporation (“HandyLab”), and PharMingen, a California corporation (“PharMingen” and collectively with WTC, TA, Waters Asia, Wyatt, Accuri, ALS OpCo I, ALS OpCo II, ALS SpinCo, Cellular and HandyLab, the “Subsidiary Guarantors” and each individually, a “Subsidiary Guarantor”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), to the Base Indenture (as defined below).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of March 23, 2026 (the “Base Indenture” and, together with this First Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of its debt securities, to be issued in one or more series as therein provided;

WHEREAS, the Base Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Base Indenture to establish the form and terms of any series of Securities as provided by Sections 2.01 and 3.01 of the Base Indenture;

WHEREAS, the Guarantors have duly authorized the execution and delivery of this First Supplemental Indenture and the issuance of the guarantees of each series of Notes as set forth herein;

WHEREAS, pursuant to the terms of the Base Indenture, on the date hereof, the Company desires to provide for the establishment of five new series of notes to be known as its 4.321% Senior Notes due 2027 (the “2027 Notes”), 4.398% Senior Notes due 2029 (the “2029 Notes”), 4.656% Senior Notes due 2031 (the “2031 Notes”), 4.945% Senior Notes due 2033 (the “2033 Notes”) and 5.245% Senior Notes due 2036 (the “2036 Notes” and collectively with the 2027 Notes, the 2029 Notes, the 2031 Notes and the 2033 Notes, the “Notes”), the form and substance of the Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and herein;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this First Supplemental Indenture have been met; and

WHEREAS, the Company has requested and hereby requests that the Trustee join with it in the execution and delivery of this First Supplemental Indenture, and all acts and requirements necessary to make this First Supplemental Indenture a legal, valid and binding agreement of the parties, in accordance with its terms, and a valid supplement to, the Base Indenture with respect to the Notes have been done and performed.

WITNESSETH:

NOW, THEREFORE, for and in consideration of the premises contained herein, each party agrees for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

1.01 References. Capitalized terms used but not defined in this First Supplemental Indenture shall have the meanings ascribed to them in the Base Indenture. References in this First Supplemental Indenture to article and section numbers shall be deemed to be references to article and section numbers of this First Supplemental Indenture unless otherwise specified. Any references in the Indenture or the Notes to the “close of business” shall mean 5:00 p.m., New York City time.

1.02 Definitions. For purposes of this First Supplemental Indenture, the following terms have the meanings ascribed to them as follows:

“Additional Notes” means any additional Notes of a series that may be issued from time to time pursuant to Section 2.01(b) of this First Supplemental Indenture.

“Attributable Debt” in respect of a Sale and Leaseback Transaction means, at the time of the determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

“Augusta Credit Agreement” means the Term Loan Credit Agreement, dated as of January 8, 2026, among Augusta SpinCo Corporation, the lenders party thereto and Barclays Bank, PLC, as administrative agent, and the other parties party thereto, and any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case, as amended, extended, renewed, restated, refunded, replaced (whether upon termination or otherwise), refinanced, supplemented, modified or otherwise changed (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time.

“Base Indenture” has the meaning provided in the Recitals.

“Business Day” means, with respect to any Note and this First Supplemental Indenture, any day, other than a Saturday, Sunday or any other day on which banking institutions in New York, New York or the place of payment are authorized or obligated by law or executive order to close.

“Capital Lease Obligation” means, with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP (or classified under GAAP as “finance leases” but, in any event, excluding leases classified under GAAP as “operating leases”), and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Capital Stock” means:

(1) in the case of a corporation, corporate stock;

(2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such Person; and

(3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Parent Guarantor’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is defined in Section 13(d)(3) of the Exchange Act) other than to the Parent Guarantor or one of its Subsidiaries (including the Company); or

(2) the Company becomes aware (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) of the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as such term is used in Section 13(d)(3) of the Exchange Act) that is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Parent Guarantor.

Notwithstanding the foregoing or any provision of Section 13d-3 of the Exchange Act:

(i) a transaction will not be deemed to involve a Change of Control if (A) the Parent Guarantor becomes a direct or indirect wholly-owned Subsidiary of another Person and (B) either: (i) the shares of the Parent Guarantor’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of such Person immediately after giving effect to such transaction; or (ii) immediately following such transaction no “person” (as such term is defined in Section 13(d)(3) of the Exchange Act) (other than a Person satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of such Person; and

(ii) (A) a Person or group shall not be deemed to beneficially own Voting Stock subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Voting Stock in connection with the transactions contemplated by such agreement, (B) a Person or group will not be deemed to beneficially own the Voting Stock of another Person as a result of its ownership of Voting Stock or other securities of such other Person’s parent entity (or related contractual rights) unless it owns 50% or more of the total voting power of the Voting Stock entitled to vote for the election of directors of such parent entity having a majority of the aggregate votes on the board of directors of such parent entity and (C) the right to acquire Voting Stock (so long as such person does not have the right to direct the voting of the Voting Stock subject to such right) or any veto power in connection with the acquisition or disposition of Voting Stock will not cause a party to be a beneficial owner.

“Change of Control Offer” has the meaning specified in Section 4.07(a).

“Change of Control Payment” has the meaning specified in Section 4.07(a).

“Change of Control Payment Date” has the meaning specified in Section 4.07(b).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Company” has the meaning provided in the Preamble.

“Consolidated Net Tangible Assets” shall mean, on any date of determination, the total assets of the Parent Guarantor and its Subsidiaries as set forth on the consolidated balance sheet of the Parent Guarantor (and which shall reflect the deduction of applicable reserves) after deducting therefrom all current liabilities and all Intangible Assets as of the end of its most recently ended fiscal quarter for which internal financial statements prepared in accordance with GAAP are available.

“Credit Agreements” mean the Waters Credit Agreement and the Augusta Credit Agreement.

“Credit Facilities” means, one or more debt facilities (including, without limitation, the Credit Agreements), indentures or other arrangements (including commercial paper facilities and overdraft facilities), in each case, with banks or other lenders or holders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or holders or others or to special purpose entities formed to borrow from such lenders or holders or others against such receivables), letters of credit, debt securities or other Indebtedness, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise), refinanced (including by means of sales of debt securities to institutional investors), restructured, increased or extended in whole or in part from time to time (and whether in whole or in part and whether or not with the original administrative agent and lenders or another administrative agent or agents or other banks, institutions, investors or other similar entities and whether provided under one or more other credit or other agreements, indentures, financing agreements or otherwise) in each case, in whole or in part from time to time and in each case including all agreements, instruments and documents executed and delivered pursuant to or in connection with the foregoing (including any notes and letters of credit issued pursuant thereto and any guarantee and collateral agreement, patent and trademark security agreement, mortgages or letter of credit applications and other guarantees, pledges, agreements, security agreements and collateral documents).

“Custodian” means the Trustee, as custodian with respect to the Global Notes, or any successor entity thereto.

“Definitive Note” means a Note issued in definitive form pursuant to the Indenture that does not include the Global Notes legend.

“Depositary” means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depository institution hereinafter appointed by the Company.

“First Supplemental Indenture” has the meaning provided in the Preamble.

“Fitch” means Fitch Ratings Inc. and its successors.

“Funded Debt” means all Indebtedness, whether or not evidenced by a bond, debenture, note or similar instrument or agreement, of any Person, for the repayment of borrowed money having a maturity of more than 12 months from the date of its creation or having a maturity of less than 12 months from the date of its creation but by its terms being renewable or extendible beyond 12 months from such date at the option of such Person. For the purpose of determining “Funded Debt” of any Person, there will be excluded any particular Indebtedness if, on or prior to the maturity thereof, there will have been deposited with the proper depository in trust the necessary funds for the payment, redemption or satisfaction of such Indebtedness.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America.

“Global Note” means one or more Notes that are Global Securities.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantee” has the meaning provided in Section 5.01.

“Guarantors” means the Parent Guarantor and the Subsidiary Guarantors.

“Hedging Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Parent Guarantor or any of its Subsidiaries shall be a Hedging Agreement.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under any Hedging Agreements.

“Indebtedness” means, with respect to any Person on any date of determination (without duplication):

(1) the principal of indebtedness of such Person for borrowed money;

(2) the principal of obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(3) reimbursement obligations of such Person in respect of letters of credit, bankers’ acceptances or similar instruments (the amount of such obligations being equal at any time to the aggregate then undrawn and unexpired amount of such letters of credit or other instruments plus the aggregate amount of drawings thereunder that have not been reimbursed) (except to the extent such reimbursement obligations relate to trade payables and such obligations are satisfied within 30 days of incurrence);

(4) the principal component of all obligations of such Person to pay the deferred and unpaid purchase price of property (except trade payables or similar obligations, including accrued expenses owed, to a trade creditor), which purchase price is due more than one year after the date of placing such property in service or taking final delivery and title thereto;

(5) Capital Lease Obligations of such Person;

(6) the principal component of all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of such Indebtedness will be the lesser of (a) the fair market value of such asset at such date of determination (as determined in good faith by the Company) and (b) the amount of such Indebtedness of such other Persons;

(7) guarantees by such Person of the principal component of Indebtedness of the type referred to in clauses (1), (2), (3), (4), (5) and (8) of other Persons to the extent guaranteed by such Person; and

(8) to the extent not otherwise included in this definition, net obligations of such Person under Hedging Obligations (the amount of any such obligations to be equal at any time to the net payments under such agreement or arrangement giving rise to such obligation that would be payable by such Person at the termination of such agreement or arrangement);

if and to the extent that any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP.

The amount of any Indebtedness outstanding as of any date will be:

(1) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount; and

(2) the principal amount of the Indebtedness, in the case of any other Indebtedness.

“Indenture” has the meaning provided in the Recitals.

“Intangible Assets” means all assets of the Parent Guarantor and its Subsidiaries that would be treated as intangible assets in conformity with GAAP on a consolidated balance sheet of the Parent Guarantor and its Subsidiaries.

“Interest Payment Date” has the meaning provided in Section 2.05.

“Investment Grade” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody’s), a rating by S&P or Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of S&P), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agency.”

“Issue Date” means March 23, 2026.

“Lien(s)” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Margin Stock” has the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System of the United States of America.

“Maturity Date” has the meaning specified in Section 2.02.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Notes” has the meaning provided in the Recitals. For the avoidance of doubt, “Notes” of a series shall include any Additional Notes of such series, unless the context provides otherwise.

“Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

“Par Call Date” means:

(1)	with respect to the 2029 Notes, February 23, 2029;

(2)	with respect to the 2031 Notes, February 23, 2031;

(3)	with respect to the 2033 Notes, January 23, 2033; and

(4)	with respect to the 2036 Notes, December 23, 2035.

“Parent Guarantor” has the meaning provided in the Preamble.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or other entity of whatever nature.

“Principal Property” means any manufacturing facility, warehouse or other similar facility or any parcel of real estate or group of contiguous parcels of real estate owned by the Parent Guarantor or any of its Subsidiaries (whether owned on the Issue Date or thereafter acquired), in each case located within the United States, that has a book value on the date of which the determination is being made, without deduction of any depreciation reserves, exceeding 3% of Consolidated Net Tangible Assets, other than (i) any such facility or parcel or group of contiguous parcels that the chief executive officer, an executive vice president, a senior vice president or a vice president and the chief financial officer of the Parent Guarantor or the Company reasonably determines is not material to the business of the Parent Guarantor and its Subsidiaries taken as a whole and (ii) the land, improvements, buildings, fixtures and/or equipment (including any leasehold interest therein) constituting the manufacturing facility in Taunton, Massachusetts owned by the Parent Guarantor and/or any of its Subsidiaries.

“Rating Agency” means S&P, Moody’s and Fitch, or if S&P, Moody’s or Fitch shall cease to rate the Notes of a series or fail to make a rating of the Notes of a series publicly available, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act selected by the Company as a replacement agency for one or any of them, as the case may be.

“Rating Event” means, with respect to each series of Notes, the rating on such series of Notes is lowered and such Notes are rated below Investment Grade by any two of the three Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade below Investment Grade by any of the Rating Agencies); provided (i) that no such extension shall occur if on such 60th day such Notes have an Investment Grade rating from at least two Rating Agencies and are not subject to review for possible downgrade by such Rating Agencies and (ii) that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Company that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Rating Event). For the avoidance of doubt, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Regular Record Date” has the meaning provided in Section 2.05.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Sale and Leaseback Transaction” means any arrangement with any Person providing for the leasing by the Parent Guarantor or any Subsidiary of the Parent Guarantor of any Principal Property, which has been or is to be sold or transferred by the Parent Guarantor or any such Subsidiary to such Person with the intention of taking back a lease of such Principal Property, except for leases between the Parent Guarantor and a Subsidiary of the Parent Guarantor or between Subsidiaries of the Parent Guarantor.

“Subsidiary” means, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than 50% of the total voting power of the equity or membership interests therein at the time. Unless otherwise qualified, with respect to a joint venture entity, to the extent that the Parent Guarantor and/or one or more of its Subsidiaries’ share of the total voting power of the equity interests of such joint venture entity are below 50% at the time of commencement of such joint venture but subsequently exceeds 50% in accordance with the terms of the applicable joint venture agreement, such joint venture entity shall not be considered a Subsidiary unless and until the Parent Guarantor’s and/or one or more Subsidiaries’ share of the total voting power of the equity interests of such joint venture entity exceeds 70%.

“Treasury Rate” means, with respect to any Redemption Date prior to the applicable Par Call Date pursuant to Section 3.01, the yield determined by the Company in accordance with the following two clauses:

(a) The Treasury Rate applicable to the series of Notes being redeemed shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)-H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields-one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this clause (a), the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from such Redemption Date.

(b) If on the third Business Day preceding the Redemption Date H.15 TCM or any successor designation or publication is no longer published or does not contain the yields required to calculate the applicable Treasury Rate, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date, and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate for the applicable series of Notes in accordance with the terms of this clause (b), the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning provided in the Preamble.

“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote generally in the election of the board of directors or managers of such Person (or, if such Person is a partnership, the board of directors or other governing body of the general partner of such Person).

“Waters Credit Agreement” means the Amended and Restated Credit Agreement, dated as of September 17, 2021, among Waters Corporation, the lenders party thereto, the issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended on March 3, 2023 and on May 22, 2025, and any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case, as amended, extended, renewed, restated, refunded, replaced (whether upon termination or otherwise), refinanced, supplemented, modified or otherwise changed (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF THE NOTES

2.01 Designation and Principal Amount; Series Treatment.

(a) The Company hereby establishes five series of Securities designated the “4.321% Senior Notes due 2027,” the “4.398% Senior Notes due 2029,” the “4.656% Senior Notes due 2031,” the “4.945% Senior Notes due 2033” and the “5.245% Senior Notes due 2036,” respectively, for issuance under the Indenture. Each series of Notes may be authenticated and delivered under the Indenture in an unlimited aggregate principal amount. The 2027 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an initial aggregate principal amount of $650,000,000. The 2029 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an initial aggregate principal amount of $600,000,000. The 2031 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an initial aggregate principal amount of $750,000,000. The 2033 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an initial aggregate principal amount of $750,000,000. The 2036 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an initial aggregate principal amount of $750,000,000. The Notes are unsecured and shall rank equally with the Company’s other unsecured and unsubordinated Indebtedness.

(b) The Company may, from time to time, without the consent of, or notice to, the Holders of the Notes of any series, issue Additional Notes of such series, so that such Additional Notes and the Outstanding Notes of such series will be consolidated together and form a single series of Securities under the Indenture. Any increase in the aggregate principal amount of any series of Notes shall be evidenced by an Officer’s Certificate to be delivered to the Trustee.

(c) Any Additional Notes issued under Section 2.01(b) shall have the same terms in all respects as the applicable series of Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such Additional Notes; provided that, if such Additional Notes are not fungible with the Notes for U.S. Federal income tax purposes, such Additional Notes shall have a separate CUSIP number.

2.02 Maturity. Unless an earlier redemption has occurred, the principal amount of the 2027 Notes shall mature and be due and payable on September 23, 2027 (the “2027 Notes Maturity Date”), the principal amount of the 2029 Notes shall mature and be due and payable on March 23, 2029 (the “2029 Notes Maturity Date”), the principal amount of the 2031 Notes shall mature and be due and payable on March 23, 2031 (the “2031 Notes Maturity Date”), the principal amount of the 2033 Notes shall mature and be due and payable on March 23, 2033 (the “2033 Notes Maturity Date”) and the principal amount of the 2036 Notes shall mature and be due and payable on March 23, 2036 (the “2036 Notes Maturity Date” and collectively with the 2027 Notes Maturity Date, the 2029 Notes Maturity Date, the 2031 Notes Maturity Date and the 2033 Notes Maturity Date, the “Maturity Dates” and each individually, a “Maturity Date”).

2.03 Form and Payment.

(a) The Notes of each series shall be issued initially in the form of one or more Global Notes in fully registered, book-entry form, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(b) The 2027 Notes (other than, with respect to any Additional Notes of such series, changes relating to the issue date, the public offering price, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such Additional Notes) and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the form of Exhibit A, which form is hereby incorporated in and made a part of this First Supplemental Indenture. The 2029 Notes (other than, with respect to any Additional Notes of such series, changes relating to the issue date, the public offering price, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such Additional Notes) and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the form of Exhibit B, which form is hereby incorporated in and made a part of this First Supplemental Indenture. The 2031 Notes (other than, with respect to any Additional Notes of such series, changes relating to the issue date, the public offering price, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such Additional Notes) and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the form of Exhibit C, which form is hereby incorporated in and made a part of this First Supplemental Indenture. The 2033 Notes (other than, with respect to any Additional Notes of such series, changes relating to the issue date, the public offering price, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such Additional Notes) and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the form of Exhibit D, which form is hereby incorporated in and made a part of this First Supplemental Indenture. The 2036 Notes (other than, with respect to any Additional Notes of such series, changes relating to the issue date, the public offering price, the payment of interest accruing prior to the issue date or the first Interest Payment Date of such Additional Notes) and the Trustee’s certificate of authentication to be endorsed thereon are to be substantially in the form of Exhibit E, which form is hereby incorporated in and made a part of this First Supplemental Indenture.

(c) The Notes of any series may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as may be required by the Depositary or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes of such series may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes of such series are subject, or as the Authorized Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of the Indenture.

(d) The terms and provisions contained in the Notes of any series shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. Payments of principal, premium, if any, and/or interest, if any, on the Global Notes shall be made to the Depositary.

2.04 Depositary.

(a) A Global Note deposited with the Depositary or with the Custodian may be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.04(d) and (i) the Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note, or (B) has ceased to be a clearing agency registered under the Exchange Act and any other applicable statute or regulation at a time when the Depositary is required to be so registered to act as depositary, in each case, unless the Company has approved a successor Depositary within 90 days after receipt of such notice or after it has become aware of such cessation or ineligibility or (ii) the Company in its sole discretion determines that such Global Note will be so exchangeable or transferable.

(b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.04 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.04 shall be executed, authenticated and delivered only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary shall direct.

(c) At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be appropriately reduced or increased, and an adjustment shall be made on the books and records of the Trustee (if it is then the Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Custodian, to reflect such reduction or increase. Notwithstanding anything to the contrary in this First Supplemental Indenture or in the Base Indenture, if any previously authenticated and delivered Global Notes are cancelled and Definitive Notes are authenticated and delivered in exchange therefor pursuant to this Section 2.04, the Company shall not be required to deliver any Officer’s Certificate(s) or Opinion of Counsel to the Trustee.

(d) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture and the Applicable Procedures. Definitive Notes shall be transferred and exchanged by the Holders thereof and the Trustee in accordance with the terms and conditions set forth in Section 3.05 of the Base Indenture.

2.05 Interest. The Company shall pay interest on the 2027 Notes in cash in arrears on March 23 and September 23 of each year, with the first payment on September 23, 2026, to the Holders in whose names such 2027 Notes are registered at the close of business on March 8 and September 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. The Company shall pay interest on the 2029 Notes in cash in arrears on March 23 and September 23, with the first payment on September 23, 2026, to the Holders in whose names such 2029 Notes are registered at the close of business on March 8 and September 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. The Company shall pay interest on the 2031 Notes in cash in arrears on March 23 and September 23, with the first payment on September 23, 2026, to the Holders in whose names such 2031 Notes are registered at the close of business on March 8 and September 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. The Company shall pay interest on the 2033 Notes in cash in arrears on March 23 and September 23, with the first payment on September 23, 2026, to the Holders in whose names such 2033 Notes are registered at the close of business on March 8 and September 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. The Company shall pay interest on the 2036 Notes in cash in arrears on March 23 and September 23, with the first payment on September 23, 2026, to the Holders in whose names such 2036 Notes are registered at the close of business on March 8 and September 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. Such interest payment dates and record dates for any series of Notes are the “Interest Payment Dates” and “Regular Record Dates,” respectively, for such series of Notes.

Interest payable on the applicable Maturity Date of a series of Notes or any Redemption Date of a series of Notes shall be payable to the Holder to whom the principal of such series of Notes shall be payable. Interest on each series of Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall make payments of principal, premium, if any, and interest through the Trustee to the Depositary. If any of the Notes are no longer represented by a Global Note, payment of principal, premium, if any, and interest on Definitive Notes may, at the Company’s option, be made by check mailed directly to Holders at their registered addresses appearing in the Security Register. Principal, premium, if any, and interest shall be considered paid on the date due if it has been deposited with the Trustee or Paying Agent in accordance with Section 5.05(c) of the Base Indenture.

Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date, if no interest has been paid or duly provided for with respect to the Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be. If any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, the payment otherwise required to be made on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Maturity Date, as applicable; provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, to the next succeeding Business Day.

2.06 Other Terms and Conditions.

(a) The Notes are not subject to or entitled to the benefit of any sinking fund.

(b) The defeasance and covenant defeasance provisions of Section 13.02 of the Base Indenture will apply to the Notes, and the covenants set forth in Article Four of this First Supplemental Indenture shall be subject to the provisions of Section 13.02 of the Base Indenture. The provisions of Section 13.01 of the Base Indenture will apply to the Notes.

(c) The Notes will be subject to Article Six of the Base Indenture.

(d) The Trustee will initially be the Security Registrar and Paying Agent.

(e) The Notes will be subject to the covenants provided in Article Five of the Base Indenture.

(f) The place of payment for the Notes, and the place where notices and demand to or upon the Company in respect of the Notes and the Indenture may be served, shall be the Corporate Trust Office of the Trustee, which office at the date hereof is located at One Federal Street, Boston, MA 02110, Attention: James H. Byrnes, Vice President, or such other address as the Trustee may designate from time to time by notice to the Holders, the Company and the Parent Guarantor, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders, the Company and the Parent Guarantor); provided, that no office of the Trustee shall be an office or agency of the Company or the Parent Guarantor for purposes of service of legal process on the Company or the Parent Guarantor.

ARTICLE III

REDEMPTION

3.01 Optional Redemption of the Notes.

(a) The Company may not redeem the 2027 Notes prior to maturity. Prior to the applicable Par Call Date for each series of Notes other than the 2027 Notes, the Company may redeem the applicable series of Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) 100% of the principal amount of the applicable series of Notes to be redeemed on the Redemption Date; and

(ii) (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus (i) 15 basis points for the 2029 Notes, (ii) 15 basis points for the 2031 Notes, (iii) 15 basis points for the 2033 Notes and (iv) 20 basis points for the 2036 Notes, less (B) interest accrued to the Redemption Date, plus, in each case, accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

(b) For each series of Notes other than the 2027 Notes, on or after the applicable Par Call Date, the Company may redeem the applicable series of Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the applicable series of Notes being redeemed plus accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

(c) Unless the Company defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

(d) In the case of a partial redemption of any series of Notes, selection of the Notes of such series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note being redeemed. Except in the case of Global Notes, a new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. Notwithstanding the foregoing, for so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the Applicable Procedures.

(e) In the event of any redemption of Notes, the Company shall not be required to (i) register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the mailing of notice of redemption of the Notes and ending at the close of business on the day of such mailing, or (ii) register the transfer of or exchange any Note so selected for redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(f) Any redemption of the Notes may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of a corporate transaction. In such event, any related written notice of redemption will describe such conditions precedent and, if applicable, will state that, in the Company’s discretion, (i) the Redemption Date may be delayed until such time (including by more than 60 days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions are satisfied (or waived by the Company in its sole discretion), or (ii) such redemption may not occur and such notice may be rescinded in the event that any or all such conditions will not have been satisfied or waived by the Company by the relevant Redemption Date, or by the Redemption Date as so delayed. In addition, the Company may provide in such notice that payment of the redemption price and performance of the Company’s obligations with respect to such redemption may be performed by another Person.

(g) The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

(h) Notwithstanding the foregoing, installments of interest on Notes that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date immediately preceding such Interest Payment Date.

(i) Notwithstanding anything to the contrary in this First Supplemental Indenture or the Base Indenture, the Company, the Parent Guarantor and their respective Affiliates and members of management, among other parties, may, at any time and from time to time, purchase, repurchase, redeem, exchange, defease or otherwise acquire or retire the Parent Guarantor’s or any of its Subsidiaries’ outstanding debt securities or loans, including the Notes of any series, by any means other than a redemption conducted pursuant to Section 3.01 of this First Supplemental Indenture and Sections 4.02, 4.03 and 4.04 of the Base Indenture (and, for the avoidance of doubt, without being subject to any pro rata repurchase requirement) from any Person, upon such terms and conditions, at such prices and with such considerations as the Company, the Parent Guarantor and their respective Affiliates and members of management, among other parties, may determine, including, without limitation, in negotiated transactions, open market purchases, by tender offer or any other transactions with one or more Holders or beneficial owners of Notes.

3.02 Additional Redemption Provisions.

(a) Subject to Section 6.03 of this First Supplemental Indenture, the provisions of Article Four of the Base Indenture, as supplemented by the provisions of this First Supplemental Indenture, shall apply to the Notes.

ARTICLE IV

ADDITIONAL COVENANTS

4.01 Limitation on Liens. Except as provided in Section 4.03 of this First Supplemental Indenture and subject to the defeasance and covenant defeasance provisions of Section 13.02 of the Base Indenture, for so long as any of the Notes remain Outstanding, neither the Parent Guarantor nor any of its Subsidiaries shall create, incur, issue, assume or guarantee (collectively, “incur”), any Indebtedness secured by a Lien, other than a Permitted Lien (as defined below), upon any Principal Property without equally and ratably securing any Notes then Outstanding (for so long as such Indebtedness is so secured). Any of the following Liens is a “Permitted Lien”:

(a) Liens securing any Hedging Agreement between the Parent Guarantor and any of its Subsidiaries, on the one hand, and one or more Persons that are, at the time such Hedging Agreement is entered into, lenders under one or more Credit Facilities of the Parent Guarantor or any of its Subsidiaries (or affiliates of such lenders), on the other hand, which Liens encumber assets that are also subject to Liens securing Indebtedness and other Obligations under the Credit Facilities;

(b) Liens on Capital Stock in any joint venture owned by the Parent Guarantor or any of its Subsidiaries securing joint venture obligations of such joint venture;

(c) Liens in favor of the Parent Guarantor or any of its Subsidiaries, including, without limitation, Liens securing Indebtedness between or among the Parent Guarantor and any of its Subsidiaries;

(d) Liens securing (i) Capital Lease Obligations and (ii) other Indebtedness of the Parent Guarantor or any of its Subsidiaries incurred to finance all or any part of the acquisition, lease, construction, installation or improvement of any assets; provided in the case of the preceding subclauses (i) and (ii) that at the time of incurrence thereof, the aggregate principal amount of outstanding Capital Lease Obligations and other Indebtedness secured by Liens pursuant to this clause (d) (including subclause (iii) of this clause (d)) does not exceed the greater of (x) $630.0 million and (y) 15% of Consolidated Net Tangible Assets, and (iii) any refinancing, replacement, refunding, renewal, exchange, repayment or extension (including pursuant to any defeasance or discharge mechanism) of such Indebtedness (or unutilized commitment in respect of Indebtedness) in an amount not greater than the principal amount of such Indebtedness secured by the Lien that is refinanced, replaced, refunded, renewed, exchanged, repaid or extended, plus accrued interest and any fees and expenses, including, without limitation, premium or defeasance costs payable in connection with any such refinancing, replacement, refunding, renewal, exchange, repayment or extension;

(e) Liens attaching solely to cash earnest money deposits in connection with any letter of intent or purchase agreement in connection with an acquisition or other investment;

(f) Liens on deposit accounts, securities accounts, cash and cash equivalents pursuant to an escrow arrangement or other funding arrangement pursuant to which such funds will be segregated to pay the purchase price for any acquisition;

(g) Liens on Margin Stock that is held by the Parent Guarantor as treasury stock;

(h) Liens consisting of an agreement to sell, transfer or dispose of any asset or property to the extent not prohibited by Section 4.04 of this First Supplemental Indenture;

(i) Liens created in connection with any equity interest repurchase program in favor of any broker, dealer, custodian, trustee or agent administering or effecting transactions pursuant to an equity interest repurchase program;

(j) Liens on any Principal Property existing at the time of its acquisition and Liens created prior to, contemporaneously with or within 270 days after (or created pursuant to firm commitment financing arrangements obtained within that period) the completion of the acquisition, improvement, alteration, construction or commencement of full operation of such property (whichever is latest) to secure Indebtedness incurred for the purposes of payment of the purchase price of such property or the cost of such improvement, alteration, construction or commencement of full operation;

(k) Liens on property or assets of a Person existing at the time such Person is merged with or into or consolidated with the Parent Guarantor or any Subsidiary of the Parent Guarantor; provided that such Liens were in existence prior to and not incurred in contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Parent Guarantor or the applicable Subsidiary;

(l) Liens on assets of any Person existing at the time such Person becomes a Subsidiary of the Parent Guarantor; provided that such Liens were in existence prior to and not incurred in contemplation of such Person becoming a Subsidiary of the Parent Guarantor and do not extend to any assets other than those of the Person that became a Subsidiary of the Parent Guarantor;

(m) Liens of sellers of goods to the Parent Guarantor or any of its Subsidiaries arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business;

(n) Liens in favor of customs and revenue authorities arising by operation of law to secure payment of customs duties in connection with the importation of goods;

(o) Liens created or assumed in the ordinary course of business in connection with workmen’s compensation, unemployment insurance or other forms of governmental insurance or benefits and other social security laws or similar laws or regulations (other than Liens arising under the U.S. Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder), including cash collateral for obligations in respect of letters of credit, guarantee obligations or similar instruments related to the foregoing and deposits securing liability insurance carriers under insurance or self-insurance arrangements in the ordinary course of business, or to secure the performance of bids, tenders or trade contracts (including, but not limited to, insurance contracts), leases, statutory obligations, surety and appeal bonds (or deposits made to otherwise secure an appeal, stay or discharge in the course of any legal proceeding), performance or completion bonds and other obligations of a like nature or other cash deposits required to be made, in each case in the ordinary course of business;

(p) Liens with respect to landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s, suppliers’, processors’, workman’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested;

(q) Liens arising out of litigation or judgments being contested;

(r) Liens imposed by law for taxes, assessments or governmental charges or levies that (i) are not yet delinquent or are being contested in good faith by appropriate proceedings or for which adequate reserves have been set aside in accordance with GAAP or other applicable accounting rules or (ii) that would not reasonably be expected to have a material adverse effect on the Parent Guarantor and its Subsidiaries taken as a whole;

(s) any interest or title of a lessor, sublessor, lessee, sublessee, licensee, sublicensee, licensor or sublicensor under any lease or license agreement not prohibited by the indenture and in the ordinary course of business;

(t) Liens existing on the Issue Date;

(u) Liens in favor of the United States or any state thereof, or in favor of any other country, or political subdivision thereof, to secure certain payments pursuant to any contract or statute or to secure any Indebtedness incurred for the purpose of financing all or any part of the purchase price or impairments, or, in the case of real property, the cost of construction, of the assets subject to such Liens, including, without limitation, Liens incurred in connection with pollution control, industrial revenue or similar financing;

(v) zoning restrictions, easements, rights-of-way, restrictions on the use of property, other similar encumbrances incurred in the ordinary course of business and minor irregularities of title, which do not materially interfere with the ordinary conduct of the business of the Parent Guarantor and its Subsidiaries taken as a whole;

(w) Liens in connection with the operation of cash management programs and any statutory or common law provision relating to banker’s Liens, rights of set-off, revocation, refund, chargeback, overdraft or similar rights and remedies as to deposit, securities and commodities accounts or other funds maintained with a creditor depository institution or a securities or commodities intermediary in the ordinary course of business and not with the intent of granting security;

(x) Liens securing financing of insurance premiums incurred in the ordinary course of business;

(y) Liens on trusts, escrow arrangements and other funding arrangements, and any cash, cash equivalents, deposit accounts, securities accounts and trust accounts or other assets arising in connection with the defeasance (whether by covenant or legal defeasance), satisfaction and discharge or redemption of Indebtedness;

(z) Liens associated with the discounting or sale of letters of credit and accounts receivable;

(aa) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code; and

(bb) any extension, renewal, substitution or replacement (and successive extensions, renewals, substitutions and replacements), in whole or in part, of any Lien that was previously so secured, and permitted to be secured under the indenture; provided that (a) such extension, renewal, substitution or replacement Lien is limited to the same property that secured the original Lien (plus improvements and accessions to such property) and (b) the principal amount of the Indebtedness secured by the new Lien is not greater than the principal amount of any Indebtedness secured by the Lien that is refinanced, replaced, refunded, renewed, exchanged, substituted, repaid or extended, plus accrued interest and any fees and expenses, including, without limitation, premium or defeasance costs payable in connection with any such refinancing, replacement, refunding, renewal, exchange, repayment or extension.

4.02 Limitation on Sale and Leaseback Transactions. Except as provided in Section 4.03 of this First Supplemental Indenture and subject to the defeasance and covenant defeasance provisions of Section 13.02 of the Base Indenture, for so long as any of the Notes remain Outstanding, the Parent Guarantor shall not, and shall not permit any of its Subsidiaries to, enter into any Sale and Leaseback Transaction with respect to a Principal Property and with a lease exceeding three years, other than leases between or among the Parent Guarantor and its Subsidiaries, unless:

(a) the Parent Guarantor and/or such Subsidiary or Subsidiaries would be entitled to incur Indebtedness in an amount equal to or greater than the Attributable Debt in respect of such Sale and Leaseback Transaction, secured by a Lien on such Principal Property without being required to secure the Notes in accordance with Section 4.01 of this First Supplemental Indenture; and

(b) within 365 days after such Sale and Leaseback Transaction, the Parent Guarantor or such Subsidiary applies an amount equal to the net proceeds of such Sale and Leaseback Transaction to the retirement of Funded Debt of the Parent Guarantor or any of its Subsidiaries or the purchase, acquisition or, in the case of real property, construction of other property that will constitute Principal Property; provided, that the amount to be applied to the retirement of Funded Debt shall be reduced by (a) the principal amount of any Notes delivered within 365 days after such sale to the Trustee for retirement and cancellation, and (b) the principal amount of such Funded Debt, other than Notes, voluntarily retired by the Parent Guarantor or any of its Subsidiaries within 365 days after such sale or transfer. Notwithstanding the foregoing, no retirement referred to in this clause (2) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision.

4.03 Exemptions from Limitations on Liens and Sale and Leaseback Transactions. The Parent Guarantor and its Subsidiaries may incur Indebtedness secured by Liens or enter into Sale and Leaseback Transactions that would not otherwise be permitted under Section 4.01 and Section 4.02 of this First Supplemental Indenture; provided that, immediately after giving effect thereto, the amount of outstanding Indebtedness secured by a Lien (other than a Permitted Lien) upon any Principal Property (now owned or hereafter acquired) incurred without equally and ratably securing the Notes pursuant to Section 4.01 of this First Supplemental Indenture, plus the aggregate amount of all outstanding Attributable Debt with respect to all such Sale and Leaseback Transactions (not including those that are for less than three years or in respect of which Funded Debt is retired or property that will constitute Principal Property is purchased, as described under Section 4.02 of this First Supplemental Indenture), does not exceed 15% of Consolidated Net Tangible Assets.

4.04 Merger, Consolidation or Sale of Assets.

(a) Subject to the defeasance and covenant defeasance provisions of Section 13.02 of the Base Indenture, the Company may not consolidate with or merge into any other Person, or sell or transfer all or substantially all of its properties and assets to any other Person (other than the Parent Guarantor or any of its Subsidiaries), unless the successor entity is organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and: (i) in the case of a merger, the Company is the continuing Person; or (ii) in case the Company consolidates with or merges into another Person (and the Company is not the continuing Person), or sells or transfers all or substantially all of its properties and assets to another Person (other than the Parent Guarantor or any of its Subsidiaries), the Person formed by such consolidation or into which the Company is merged or the Person that acquires by sale or transfer all or substantially all of the Company’s properties and assets will assume, by a supplemental indenture executed and delivered to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on the Notes, and the Company’s other obligations under the Indenture; and (iii) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing which has not otherwise been waived or remedied in compliance with the terms of the Indenture.

Every such successor Person, upon executing such supplemental indenture, will succeed to the Company with the same effect as if it had been an original party hereto (which succession shall relieve the Company of all liabilities and discharge the Company from all obligations and covenants, in each case under the Indenture and the Notes), and such successor Person will possess and from time to time may exercise each and every power hereunder of the Company, and any act or proceeding required by the Indenture to be done or performed by any board, governing body or officer of the Company may be done or performed with like force and effect by the like board or officer of such successor Person.

(b) Subject to the defeasance and covenant defeasance provisions of Section 13.02 of the Base Indenture, the Parent Guarantor may not consolidate with or merge into any other Person, or sell or transfer all or substantially all of its properties and assets to, any other Person (other than any of its Subsidiaries) unless the successor entity is organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and: (i) in the case of a merger, the Parent Guarantor is the continuing Person; or (ii) in case the Parent Guarantor consolidates with or merges into another Person (and the Parent Guarantor is not the continuing Person), or sells or transfers all or substantially all of its properties and assets to another Person (other than any of its Subsidiaries), the Person formed by such consolidation or into which it is merged or the Person that acquires by sale or transfer all or substantially all of its properties and assets will assume, by a supplemental indenture executed and delivered to the Trustee, the Guarantee, and the Parent Guarantor’s other obligations under the Indenture; and (iii) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing which has not otherwise been waived or remedied in compliance with the terms of the Indenture.

Every such successor Person, upon executing such supplemental indenture, will succeed to the Parent Guarantor with the same effect as if it had been an original party hereto (which succession shall relieve the Parent Guarantor of all liabilities and discharge the Parent Guarantor from all obligations and covenants, in each case under the Indenture and the Guarantee), and such successor Person will possess and from time to time may exercise each and every power hereunder of the Parent Guarantor and any act or proceeding required by the Indenture to be done or performed by any board, governing body or officer of the Parent Guarantor may be done or performed with like force and effect by the like board or officer of such successor Person.

(c) Subject to the defeasance and covenant defeasance provisions of Section 13.02 of the Base Indenture, no Subsidiary Guarantor may consolidate with or merge into any other Person, or sell or transfer all or substantially all of its properties and assets to, any other Person (other than the Parent Guarantor or any of its Subsidiaries) unless the successor entity is organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and: (1) in the case of a merger, it, the Company, the Parent Guarantor or any other Subsidiary Guarantor is the continuing Person; or (2) in case a Subsidiary Guarantor consolidates with or merges into another Person (and a Subsidiary Guarantor, the Company or the Parent Guarantor is not the continuing Person), or sells or transfers all or substantially all of its properties and assets to another Person (other than the Parent Guarantor or any of its Subsidiaries), the Person formed by such consolidation or into which it is merged or the Person that acquires by sale or transfer of all or substantially all of its properties and assets will assume, by a supplemental indenture executed and delivered to the Trustee, the Guarantee, and such Subsidiary Guarantor’s other obligations under the Indenture; and immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing which has not otherwise been waived or remedied in compliance with the terms of the Indenture, provided that the foregoing shall not apply to a transaction pursuant to which such Subsidiary Guarantor shall be released from its obligations under its guarantee and the Indenture in accordance with Section 5.02 of this First Supplemental Indenture.

Every such successor Person, upon executing such supplemental indenture, will succeed to the Subsidiary Guarantor with the same effect as if it had been an original party hereto (which succession shall relieve the applicable Subsidiary Guarantor of all liabilities and discharge the applicable Subsidiary Guarantor from all obligations and covenants, in each case under the Indenture and the Guarantee), and such successor Person will possess and from time to time may exercise each and every power hereunder of the applicable Subsidiary Guarantor and any act or proceeding required by the Indenture to be done or performed by any board, governing body or officer of the applicable Subsidiary Guarantor may be done or performed with like force and effect by the like board or officer of such successor Person.

Notwithstanding any other provision of this Section 4.04 or the Indenture, (I) any Subsidiary of the Parent Guarantor that is not the Company or any Subsidiary Guarantor may consolidate with or merge with or into, or convey, transfer or lease or otherwise dispose of all or part of its properties and assets to the Parent Guarantor or any of its Subsidiaries, (ii) the Company, the Parent Guarantor or any Subsidiary Guarantor may consolidate with or merge with or into, or sell, transfer or otherwise dispose of all or part of their properties and assets to, the Company, the Parent Guarantor or any Subsidiary Guarantor, (iii) the Parent Guarantor or any Subsidiary Guarantor may consolidate with or merge with or into any Subsidiary of the Parent Guarantor solely for the purpose of reincorporating or reorganizing the Parent Guarantor or any Subsidiary Guarantor, (iv) the Company, the Parent Guarantor or any Subsidiary Guarantor, may convert into a corporation, partnership, limited partnership, limited liability company, trust or other entity organized under the laws of the United States of America, any state thereof or the District of Columbia, (v) the Parent Guarantor may sell, lease, convey, assign, transfer or otherwise dispose of assets and property to the Company or any Subsidiary of the Parent Guarantor and (vi) any Subsidiary Guarantor may sell, lease, convey, assign, transfer or otherwise dispose of assets and property to the Parent Guarantor or any Subsidiary of the Parent Guarantor.

Notwithstanding anything to the contrary in this First Supplemental Indenture or in the Base Indenture, this Section 4.04 shall not apply to an Initial Assumption or a Subsequent Assumption completed in accordance with Section 4.06 of this First Supplemental Indenture.

4.05 Additional Subsidiary Guarantees.

(a) Subject to the defeasance and covenant defeasance provisions of Section 13.02 of the Base Indenture, the Parent Guarantor shall not permit any of its Subsidiaries that is not already a Subsidiary Guarantor to guarantee any Indebtedness under either Credit Agreement unless such Subsidiary within 60 days executes and delivers an indenture supplemental to the Base Indenture providing for a Guarantee by such Subsidiary, except that with respect to a Guarantee of Indebtedness of the Company or any Guarantor, if such Indebtedness is by its express terms subordinated in right of payment to the Notes or such Subsidiary Guarantor’s Guarantee of the Notes, any such guarantee by such Subsidiary with respect to such Indebtedness shall be subordinated in right of payment to such Subsidiary Guarantor’s Guarantee of the Notes substantially to the same extent as such Indebtedness is subordinated to the Notes or such Guarantor’s Guarantee of the Notes; provided that in no event shall a Subsidiary be required to provide a Guarantee under the Notes of any series if the Company reasonably determines that such Guarantee is prohibited by, or would be unduly burdensome under, applicable laws or would result in adverse tax consequences to the Parent Guarantor or any of its Subsidiaries. Any such Guarantee of the Notes provided by a Subsidiary of the Parent Guarantor shall be subject to the release and other provisions under Article V of this First Supplemental Indenture.

(b) The Parent Guarantor may elect, in its sole discretion, to cause or allow, as the case may be, any Subsidiary that is not otherwise required to be a Subsidiary Guarantor to become a Subsidiary Guarantor, in which case such Subsidiary shall not be required to comply with the 60-day period described in Section 4.05(a) hereof and such Guarantee may be released at any time in the Parent Guarantor’s sole discretion.

4.06 Substitution of the Parent Guarantor or WTC as the Issuer.

(a) The Parent Guarantor or WTC may, at their option, at any time, without the consent of any Holders of any series of Notes, be substituted for, and assume the obligations of, the Company under each series of Notes that are then Outstanding under the Indenture if, immediately after giving effect to such substitution, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing (other than a default or Event of Default that would be cured by such substitution), provided that such substitution shall be conditioned upon the Parent Guarantor or WTC, as applicable, executing an indenture supplemental hereto in which it agrees to be bound by the terms of and assume all of the obligations of the Company under each such applicable series of Notes and the Indenture as fully as if the Parent Guarantor or WTC, as applicable, had been named in the Indenture and under the applicable series of Notes in place of the Company (the “Initial Assumption”).

(b) Upon the Initial Assumption in accordance with Section 4.06(a) of this First Supplemental Indenture, the Parent Guarantor or WTC, as applicable, will succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if the Parent Guarantor or WTC, as applicable, had been named as the issuer of the assumed series of Notes herein (such new primary obligor under the assumed series of Notes, the “New Issuer”) and thereafter, (i) the Company will be relieved of any further obligations as issuer of the assumed series of Notes and will instead become a Subsidiary Guarantor of such Notes by executing an indenture supplemental hereto in which it agrees to provide a Guarantee for the assumed series of Notes, and (ii) the Parent Guarantor or WTC, as applicable, will be released from all obligations under Article V of this First Supplemental Indenture with respect to its Guarantee.

(c) Following the Initial Assumption, the Parent Guarantor or WTC, as applicable, will have the right, at their option, on one or more occasions, at any time, without the consent of any holders of any series of Notes, to be substituted for, and assume the obligation of, the New Issuer under each applicable series of Notes that is then Outstanding under the Indenture, if, immediately after giving effect to such substitution, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing (other than a default or Event of Default that would be cured by such substitution), provided that such substitution shall be conditioned upon the Parent Guarantor or WTC, as applicable, executing an indenture supplemental hereto in which it agrees to be bound by the terms of and assume all of the obligations of the New Issuer under each such applicable series of Notes and the Indenture as fully as if the Parent Guarantor or WTC, as applicable, had been named in the Indenture and under the applicable series of Notes in place of the New Issuer (any such substitution, a “Subsequent Assumption”).

(d) Upon any Subsequent Assumption, in accordance with Section 4.06(c) of this First Supplemental Indenture, the Parent Guarantor or WTC, as applicable, will succeed to, and be substituted for, and may exercise every right and power of, the New Issuer under the Indenture with the same effect as if the Parent Guarantor or WTC, as applicable, had been named as the issuer of the assumed series of Notes herein and thereafter (i) the New Issuer will be relieved of any further obligations as the issuer of the assumed series of Notes and will instead become a Subsidiary Guarantor of such Notes by executing an indenture supplemental hereto in which it agrees to provide a Guarantee for the assumed series of Notes, and (ii) the Parent Guarantor or WTC, as applicable, will be released from all obligations under Article V of this First Supplemental Indenture with respect to its Guarantee.

4.07 Change of Control.

(a) Subject to the defeasance and covenant defeasance provisions of Section 13.02 of the Base Indenture, upon the occurrence of a Change of Control Triggering Event with respect to a series of Notes, unless the Company has exercised its right to redeem the Notes of such series pursuant to Section 3.01 of this First Supplemental Indenture, each Holder of Notes will have the right to require the Company to repurchase all or a portion (equal to a minimum of $2,000 or integral multiples of $1,000 in excess thereof) of such Holder’s Notes of such series pursuant to an offer (the “Change of Control Offer”) at a purchase price in cash equal to 101% of the aggregate principal amount of Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (the “Change of Control Payment”), subject to the rights of Holders of Notes of such series on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date. Notwithstanding the foregoing, installments of interest on Notes of such series that are due and payable on Interest Payment Dates falling on or prior to a Change of Control Payment Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date.

(b) Within 30 days following the date upon which the Change of Control Triggering Event with respect to a series of Notes occurred or, at the Company’s option, prior to and conditioned on the occurrence of, any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to deliver a notice to each Holder of such Notes, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Such notice shall state, among other things, the purchase date, which must be no earlier than 10 days nor (except to the extent such notice is conditioned upon the occurrence of a Change of Control Triggering Event) later than 60 days from the date such notice is sent and, if the notice is sent prior to the Change of Control, no earlier than the date of the occurrence of the Change of Control, other than as may be required by law (the “Change of Control Payment Date”). The Change of Control Payment Date may be designated by reference to the date that the Change of Control Triggering Event is satisfied, rather than a specific date. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(c) On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i) accept for payment all Notes properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

(d) The Company shall not be required to make a Change of Control Offer with respect to a series of Notes if (i) a third party makes such an offer in the manner and at the times required and otherwise in compliance with the requirements applicable to such an offer had it been made by the Company, and such third party purchases all Notes of such series properly tendered and not withdrawn under its offer or (ii) a notice of redemption of all Outstanding Notes of such series has been given pursuant to Section 3.01 of this First Supplemental Indenture, unless and until there is a default in payment of the applicable redemption price.

(e) If Holders of not less than 90% in aggregate principal amount of the Outstanding Notes of a series validly tender and do not withdraw such Notes in an offer to repurchase such Notes upon a Change of Control Triggering Event and the Company, or any third party making an offer to repurchase such Notes upon a Change of Control Triggering Event in lieu of the Company, as described in the immediately preceding clause (d), purchase all of the Notes of such series validly tendered and not withdrawn by such Holders, then the Company shall have the right, upon not less than 10 days’ nor more than 60 days’ prior notice to each Holder of such Notes, with a copy to the Trustee, given not more than 30 days following the Change of Control Payment Date, to redeem all Notes of such series that remain Outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (subject to the right of the Holders of record on the relevant Regular Record Date to receive interest due on the relevant Interest Payment Date).

(f) To the extent that the provisions of any securities laws or regulations, including Rule 14e-1 under the Exchange Act, conflict with the Change of Control Triggering Event provisions of the Indenture and the Notes, the Company shall not be deemed to have breached its obligations under the Indenture and the Notes by virtue of compliance with the securities laws and regulations. The Company may rely on any no-action letters issued by the SEC indicating that the staff of the SEC will not recommend enforcement action in the event a tender offer satisfies certain conditions.

(g) The Company’s obligation to make a Change of Control Offer and/or a Change of Control Payment as a result of a Change of Control Triggering Event with respect to any series of Notes may be waived or modified with the written consent of Holders of a majority of the aggregate Outstanding principal amount of such series of Notes.

(h) The Trustee shall not be responsible for monitoring the ratings of the Notes, any Rating Event or any Change of Control Triggering Event.

ARTICLE V

GUARANTEE

5.01 Guarantee. The guarantee provisions of Article XIV of the Base Indenture will apply to the Notes and, subject to the terms of such Article XIV, each of the Guarantors unconditionally, fully and irrevocably guarantees the obligations of the Company under the Notes and the Indenture on a senior unsecured basis as set forth in the Indenture, and guarantees to each Holder of a Note authenticated and delivered by the Trustee, and to the Trustee for itself and on behalf of such Holder (collectively, the “Guarantees” and each individually, a “Guarantee”), that (i) the principal of (and premium, if any) and interest on the Notes will be paid in full when due, whether at the applicable Maturity Date, by acceleration, redemption or other event set forth in the Indenture, together with interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same shall be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at the applicable Maturity Date, by acceleration, redemption or other event set forth in the Indenture.

5.02 Release of Guarantors.

(a) The Guarantee of a Guarantor shall be automatically and unconditionally released and discharged upon:

(i) a sale, exchange, transfer or other disposition (including by way of merger, amalgamation, consolidation, dividend, distribution or otherwise) of the Capital Stock of such Guarantor or the sale, exchange, transfer or other disposition of all or substantially all of the assets of such Guarantor, in each case to a Person other than to the Parent Guarantor or a Subsidiary of the Parent Guarantor and as otherwise not prohibited by the Indenture;

(ii) defeasance or discharge of the Notes, as provided in Article XIII of the Base Indenture, including pursuant to the provisions of Section 13.01 (Satisfaction and Discharge) and Section 13.02 (Defeasance and Covenant Defeasance) of the Base Indenture;

(iii) in the case of a Subsidiary Guarantor, such Subsidiary Guarantor being (or being substantially concurrently) released or discharged from all of its obligations under all of its guarantees of payment under each Credit Agreement;

(iv) if such Guarantor was not required to create a Guarantee but provided a Guarantee at its option, upon the request of such Guarantor of a release at any time, provided that such Guarantor would not then otherwise be required to guarantee the Notes pursuant to the Indenture;

(v) upon the merger, amalgamation or consolidation of any Guarantor with and into the Company or another Guarantor or upon the liquidation of such Guarantor, in each case, in compliance with the applicable provisions of the Indenture; and

(vi) as permitted by the provisions of Section 11.02 of the Base Indenture (Supplemental Indentures with Consent of Holders).

(b) At the request of the Company, the Trustee will execute any documents reasonably requested by the Company evidencing such release.

(c) If a Guarantor is released from its obligations hereunder pursuant to this section, it shall cease to be a “Guarantor” as defined in and for purposes of the Indenture.

ARTICLE VI

MISCELLANEOUS

6.01 Application of First Supplemental Indenture. The Base Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed and all of the provisions contained in the Base Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of this First Supplemental Indenture as fully and with like effect as if set forth herein in full. This First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

6.02 Trust Indenture Act. To the extent the Trust Indenture Act applies to the Indenture, the Notes or the Guarantee, if any provision of the Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern the Indenture, the latter provision shall control. To the extent the Trust Indenture Act applies to the Indenture, the Notes or the Guarantee, if any provision of the Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to the Indenture as so modified or to be excluded, as the case may be.

6.03 Conflict with Base Indenture. To the extent not expressly amended or modified by this First Supplemental Indenture, the Base Indenture shall remain in full force and effect. If any provision of this First Supplemental Indenture relating to the Notes and the Guarantee is inconsistent with any provision of the Base Indenture, the provision of this First Supplemental Indenture shall control.

6.04 Governing Law; Waiver of Trial by Jury; Submission to Jurisdiction. This First Supplemental Indenture, the Notes and the Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law that would result in the application of the laws of another jurisdiction. Any legal suit, action or proceeding arising out of or based upon this First Supplemental Indenture or the transactions contemplated hereby may be instituted in any state or Federal court in the Borough of Manhattan, New York, New York, and any appellate court from any thereof, and each of the parties hereto and the Holders, by acceptance of the Notes, hereby irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

EACH OF THE COMPANY, THE GUARANTORS, THE TRUSTEE AND EACH HOLDER OF A NOTE, BY ITS ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.05 Successors. All agreements of the Company in the Base Indenture, this First Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee in the Base Indenture and this First Supplemental Indenture shall bind its successors. All agreements of the Parent Guarantor in the Base Indenture and this First Supplemental Indenture shall bind its successors.

6.06 Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture and of signature pages by PDF transmission will constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by email transmission with PDF attachment will be deemed to be their original signatures for all purposes. For the avoidance of doubt, the words “execution,” “signed,” “signature,” “delivery” and words of like import in this First Supplemental Indenture shall be deemed to include images of manually executed signatures transmitted by electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means; provided that, notwithstanding anything herein to the contrary, the Trustee is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Trustee, pursuant to reasonable procedures approved by the Trustee.

6.07 Trustee Disclaimer. The Trustee makes no representation as to the validity, adequacy or sufficiency of this First Supplemental Indenture and the Notes other than as to the validity of the execution and delivery of the First Supplemental Indenture by the Trustee and the authentication of the Notes by the Trustee or any Authenticating Agent. The recitals and statements herein and in the Notes are deemed to be those of the Company and not of the Trustee and the Trustee assumes no responsibility for the same and the Trustee does not make any representation with respect to such matters. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties to this First Supplemental Indenture have caused it to be duly executed as of the day and year first above written.

AUGUSTA SPINCO CORPORATION, as Company

By:	/s/ Amol Chaubal
Name: Amol Chaubal
Title: Senior Vice President, Chief Financial Officer and Treasurer

WATERS CORPORATION, as Parent Guarantor

By:	/s/ Amol Chaubal
Name: Amol Chaubal
Title: Senior Vice President and Chief Financial Officer

WATERS TECHNOLOGIES CORPORATION, as Subsidiary Guarantor

By:	/s/ Amol Chaubal
Name: Amol Chaubal
Title: Chief Financial Officer and Senior Vice President

TA INSTRUMENTS – WATERS L.L.C., as Subsidiary Guarantor

By:	Waters Technologies Corporation, in its capacity as Managing Member of
TA Instruments – Waters L.L.C.

By:	/s/ Amol Chaubal
Name: Amol Chaubal
Title: Chief Financial Officer and Senior Vice President

[Signature Page to First Supplemental Indenture]

WATERS ASIA LIMITED, as Subsidiary Guarantor

By:	/s/ Amol Chaubal
Name: Amol Chaubal
Title: President

WYATT TECHNOLOGY, LLC, as Subsidiary Guarantor

By:	/s/ Amol Chaubal
Name: Amol Chaubal
Title: Chief Executive Officer

ACCURI CYTOMETERS, INC., as Subsidiary Guarantor

By:	/s/ Steven Conly
Name: Steven Conly
Title: President

AUGUSTA LIFE SCIENCES US OPCO I LLC, as Subsidiary Guarantor

By:	/s/ Amol Chaubal
Name: Amol Chaubal
Title: President

AUGUSTA LIFE SCIENCES US OPCO II LLC, as Subsidiary Guarantor

By:	/s/ Steven Conly
Name: Steven Conly
Title: President

[Signature Page to First Supplemental Indenture]

AUGUSTA LIFE SCIENCES US SPINCO LLC, as Subsidiary Guarantor

By:	/s/ Steven Conly
Name: Steven Conly
Title: President

CELLULAR RESEARCH, INC., as Subsidiary Guarantor

By:	/s/ Steven Conly
Name: Steven Conly
Title: President

HANDYLAB, INC., as Subsidiary Guarantor

By:	/s/ Amol Chaubal
Name: Amol Chaubal
Title: President

PHARMINGEN, as Subsidiary Guarantor

By:	/s/ Steven Conly
Name: Steven Conly
Title: President

[Signature Page to First Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Steven J. Gomes
Name: Steven J. Gomes
Title: Vice President

[Signature Page to First Supplemental Indenture]

Exhibit A

FORM OF NOTE

Each Global Note shall bear the following legend:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF [*], OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

AUGUSTA SPINCO CORPORATION

4.321% Senior Notes due 2027

No. [*]	CUSIP No.: 051473 AB2 ISIN No.: US051473AB24 $[*]

AUGUSTA SPINCO CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to [*] or registered assigns, the principal sum of [*] DOLLARS (as may be adjusted by the increase or decrease as reflected on the Schedule of Increases or Decreases in the Global Note attached hereto) on September 23, 2027 (the “Maturity Date”).

Interest Payment Dates: March 23 and September 23 (each, an “Interest Payment Date”), commencing on September 23, 2026, and upon the Maturity Date.

Interest Record Dates: March 8 and September 8 (each, a “Regular Record Date”).

Reference is made to the further provisions of this 2027 Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this 2027 Note to be duly executed.

Dated:	AUGUSTA SPINCO CORPORATION

By:
Name:
Title:

[Signature Page to 2027 Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:	U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Signature Page to 2027 Note]

(REVERSE OF NOTE)

AUGUSTA SPINCO CORPORATION

4.321% Senior Notes due 2027

1. Interest. Augusta SpinCo Corporation (the “Company”) promises to pay interest on the principal amount of this 2027 Note at the rate per annum set forth above. Interest on the 2027 Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on the 2027 Notes in cash in arrears on March 23 and September 23 of each year, with the first payment on September 23, 2026, to the Holders in whose names such 2027 Note is registered at the close of business on March 8 and September 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. Interest payable on the Maturity Date of the 2027 Notes or any Redemption Date of the 2027 Notes shall be payable to the Holder to whom the principal of such 2027 Note shall be payable; provided that installments of interest on the 2027 Notes that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date immediately preceding such Interest Payment Date. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date, if no interest has been paid or duly provided for with respect to the 2027 Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be. If any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, the payment otherwise required to be made on such date, will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Maturity Date, as applicable; provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, to the next succeeding Business Day.

Any interest on this 2027 Note that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder at the close of business on the relevant Regular Record Date, and such Defaulted Interest shall be paid by the Company in accordance with the provisions of Section 3.07 of the Base Indenture.

The Company shall pay interest on overdue principal and premium, if any, and (to the extent legally enforceable under applicable law) upon any overdue installments of interest at the same rate borne by this 2027 Note.

2. Paying Agent. Initially, the Trustee (as defined below) will act as Paying Agent. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent.

3. Indenture; Defined Terms. This 2027 Note is one of the 4.321% Senior Notes due 2027 (the “2027 Notes”) issued under the Indenture, dated as of March 23, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of March 23, 2026, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). This 2027 Note is a “Security” and the 2027 Notes are “Securities” under the Indenture.

For purposes of this 2027 Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the 2027 Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Notwithstanding anything to the contrary herein, the 2027 Notes are subject to all such terms, and Holders of 2027 Notes are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this 2027 Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations: Transfer: Exchange. The 2027 Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of 2027 Notes in accordance with the Indenture. The Company or the Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

5. Redemption. The Company may not redeem the 2027 Notes prior to maturity. There is no sinking fund applicable to the 2027 Notes.

6. Offer to Purchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its optional redemption rights, each Holder of 2027 Notes will have the right to require that the Company repurchase all or a portion (equal to a minimum of $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s 2027 Notes, as further described in the Indenture.

7. Defaults and Remedies. If certain Events of Default with respect to the 2027 Notes occur and are continuing, then the Trustee or the Holders of not fewer than 25% in aggregate principal amount of the Outstanding 2027 Notes may declare the principal amount and accrued and unpaid interest, if any, of all the 2027 Notes to be due and immediately payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and such accrued and unpaid interest shall become immediately due and payable.

8. CUSIP and ISIN Numbers. No representation is made as to the accuracy of CUSIP or ISIN numbers as printed on the 2027 Notes.

9. Guarantee. The Company’s obligations under the Notes are fully, irrevocably and unconditionally guaranteed by the Guarantors on a senior unsecured basis, to the extent set forth in the Indenture.

10. Governing Law. This 2027 Note shall be governed by and construed in accordance with the laws of the State of New York.

11. Authentication. This 2027 Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this 2027 Note.

ASSIGNMENT FORM

To assign this 2027 Note, fill in the form below:

I or we assign and transfer this 2027

Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this 2027

Note on the books of the Company. The agent may substitute another to act for her.

Date:
Your Signature:

Sign exactly as your name appears on the other side of this 2027 Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.07(b) of the Supplemental Indenture, check the box: ☐

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.07(b) of the Supplemental Indenture, state the amount: $______.

Date:	Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Tax I.D. number

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE*

The following increases or decreases in this Global Note have been made.

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

*	This schedule should be included only if the Note is issued in global form.

Exhibit B

FORM OF NOTE

Each Global Note shall bear the following legend:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF [*], OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

AUGUSTA SPINCO CORPORATION

4.398% Senior Notes due 2029

No. [*]	CUSIP No.: 051473 AC0 ISIN No.: US051473AC07 $[*]

AUGUSTA SPINCO CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to [*] or registered assigns, the principal sum of [*] DOLLARS (as may be adjusted by the increase or decrease as reflected on the Schedule of Increases or Decreases in the Global Note attached hereto) on March 23, 2029 (the “Maturity Date”).

Interest Payment Dates: March 23 and September 23 (each, an “Interest Payment Date”), commencing on September 23, 2026, and upon the Maturity Date.

Interest Record Dates: March 8 and September 8 (each, a “Regular Record Date”).

Reference is made to the further provisions of this 2029 Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this 2029 Note to be duly executed.

Dated:	AUGUSTA SPINCO CORPORATION

By:
Name:
Title:

[Signature Page to 2029 Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:	U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Signature Page to 2029 Note]

(REVERSE OF NOTE)

AUGUSTA SPINCO CORPORATION

4.398% Senior Notes due 2029

1. Interest. Augusta SpinCo Corporation (the “Company”) promises to pay interest on the principal amount of this 2029 Note at the rate per annum set forth above. Interest on the 2029 Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on the 2029 Notes in cash in arrears on March 23 and September 23 of each year, with the first payment on September 23, 2026, to the Holders in whose names such 2029 Note is registered at the close of business on March 8 and September 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. Interest payable on the Maturity Date of the 2029 Notes or any Redemption Date of the 2029 Notes shall be payable to the Holder to whom the principal of such 2029 Note shall be payable; provided that installments of interest on the 2029 Notes that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date immediately preceding such Interest Payment Date. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date, if no interest has been paid or duly provided for with respect to the 2029 Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be. If any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, the payment otherwise required to be made on such date, will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Maturity Date, as applicable; provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, to the next succeeding Business Day.

Any interest on this 2029 Note that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder at the close of business on the relevant Regular Record Date, and such Defaulted Interest shall be paid by the Company in accordance with the provisions of Section 3.07 of the Base Indenture.

The Company shall pay interest on overdue principal and premium, if any, and (to the extent legally enforceable under applicable law) upon any overdue installments of interest at the same rate borne by this 2029 Note.

2. Paying Agent. Initially, the Trustee (as defined below) will act as Paying Agent. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent.

3. Indenture; Defined Terms. This 2029 Note is one of the 4.398% Senior Notes due 2029 (the “2029 Notes”) issued under the Indenture, dated as of March 23, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of March 23, 2026, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). This 2029 Note is a “Security” and the 2029 Notes are “Securities” under the Indenture.

For purposes of this 2029 Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the 2029 Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Notwithstanding anything to the contrary herein, the 2029 Notes are subject to all such terms, and Holders of 2029 Notes are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this 2029 Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations: Transfer: Exchange. The 2029 Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of 2029 Notes in accordance with the Indenture. The Company or the Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

5. Redemption. The 2029 Notes are subject to optional redemption as further described in the Indenture. There is no sinking fund applicable to the 2029 Notes.

6. Offer to Purchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its optional redemption rights, each Holder of 2029 Notes will have the right to require that the Company repurchase all or a portion (equal to a minimum of $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s 2029 Notes, as further described in the Indenture.

7. Defaults and Remedies. If certain Events of Default with respect to the 2029 Notes occur and are continuing, then the Trustee or the Holders of not fewer than 25% in aggregate principal amount of the Outstanding 2029 Notes may declare the principal amount and accrued and unpaid interest, if any, of all the 2029 Notes to be due and immediately payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and such accrued and unpaid interest shall become immediately due and payable.

8. CUSIP and ISIN Numbers. No representation is made as to the accuracy of CUSIP or ISIN numbers as printed on the 2029 Notes.

9. Guarantee. The Company’s obligations under the Notes are fully, irrevocably and unconditionally guaranteed by the Guarantors on a senior unsecured basis, to the extent set forth in the Indenture.

10. Governing Law. This 2029 Note shall be governed by and construed in accordance with the laws of the State of New York.

11. Authentication. This 2029 Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this 2029 Note.

ASSIGNMENT FORM

To assign this 2029 Note, fill in the form below:

I or we assign and transfer this 2029

Note to

(Print or type assignee’s name, address and zip code)
(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this 2029

Note on the books of the Company. The agent may substitute another to act for her.

Date:
Your Signature:

Sign exactly as your name appears on the other side of this 2029 Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.07(b) of the Supplemental Indenture, check the box: ☐

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.07(b) of the Supplemental Indenture, state the amount: $______.

Date:
Your Signature:

(Sign exactly as your name appears on the other side of the Security)

Tax I.D. number

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE*

The following increases or decreases in this Global Note have been made.

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

*	This schedule should be included only if the Note is issued in global form.

Exhibit C

FORM OF NOTE

Each Global Note shall bear the following legend:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF [*], OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

AUGUSTA SPINCO CORPORATION

4.656% Senior Notes due 2031

No. [*]	CUSIP No.: 051473 AD8 ISIN No.: US051473AD89 $[*]

AUGUSTA SPINCO CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to [*] or registered assigns, the principal sum of [*] DOLLARS (as may be adjusted by the increase or decrease as reflected on the Schedule of Increases or Decreases in the Global Note attached hereto) on March 23, 2031 (the “Maturity Date”).

Interest Payment Dates: March 23 and September 23 (each, an “Interest Payment Date”), commencing on September 23, 2026, and upon the Maturity Date.

Interest Record Dates: March 8 and September 8 (each, a “Regular Record Date”).

Reference is made to the further provisions of this 2031 Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this 2031 Note to be duly executed.

Dated:	AUGUSTA SPINCO CORPORATION

By:
Name:
Title:

[Signature Page to 2031 Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:	U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Signature Page to 2031 Note]

(REVERSE OF NOTE)

AUGUSTA SPINCO CORPORATION

4.656% Senior Notes due 2031

1. Interest. Augusta SpinCo Corporation (the “Company”) promises to pay interest on the principal amount of this 2031 Note at the rate per annum set forth above. Interest on the 2031 Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on the 2031 Notes in cash in arrears on March 23 and September 23 of each year, with the first payment on September 23, 2026, to the Holders in whose names such 2031 Note is registered at the close of business on March 8 and September 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. Interest payable on the Maturity Date of the 2031 Notes or any Redemption Date of the 2031 Notes shall be payable to the Holder to whom the principal of such 2031 Note shall be payable; provided that installments of interest on the 2031 Notes that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date immediately preceding such Interest Payment Date. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date, if no interest has been paid or duly provided for with respect to the 2031 Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be. If any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, the payment otherwise required to be made on such date, will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Maturity Date, as applicable; provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, to the next succeeding Business Day.

Any interest on this 2031 Note that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder at the close of business on the relevant Regular Record Date, and such Defaulted Interest shall be paid by the Company in accordance with the provisions of Section 3.07 of the Base Indenture.

The Company shall pay interest on overdue principal and premium, if any, and (to the extent legally enforceable under applicable law) upon any overdue installments of interest at the same rate borne by this 2031 Note.

2. Paying Agent. Initially, the Trustee (as defined below) will act as Paying Agent. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent.

3. Indenture; Defined Terms. This 2031 Note is one of the 4.656% Senior Notes due 2031 (the “2031 Notes”) issued under the Indenture, dated as of March 23, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of March 23, 2026, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). This 2031 Note is a “Security” and the 2031 Notes are “Securities” under the Indenture.

For purposes of this 2031 Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the 2031 Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Notwithstanding anything to the contrary herein, the 2031 Notes are subject to all such terms, and Holders of 2031 Notes are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this 2031 Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations: Transfer: Exchange. The 2031 Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of 2031 Notes in accordance with the Indenture. The Company or the Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

5. Redemption. The 2031 Notes are subject to optional redemption as further described in the Indenture. There is no sinking fund applicable to the 2031 Notes.

6. Offer to Purchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its optional redemption rights, each Holder of 2031 Notes will have the right to require that the Company repurchase all or a portion (equal to a minimum of $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s 2031 Notes, as further described in the Indenture.

7. Defaults and Remedies. If certain Events of Default with respect to the 2031 Notes occur and are continuing, then the Trustee or the Holders of not fewer than 25% in aggregate principal amount of the Outstanding 2031 Notes may declare the principal amount and accrued and unpaid interest, if any, of all the 2031 Notes to be due and immediately payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and such accrued and unpaid interest shall become immediately due and payable.

8. CUSIP and ISIN Numbers. No representation is made as to the accuracy of CUSIP or ISIN numbers as printed on the 2031 Notes.

9. Guarantee. The Company’s obligations under the Notes are fully, irrevocably and unconditionally guaranteed by the Guarantors on a senior unsecured basis, to the extent set forth in the Indenture.

10. Governing Law. This 2031 Note shall be governed by and construed in accordance with the laws of the State of New York.

11. Authentication. This 2031 Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this 2031 Note.

ASSIGNMENT FORM

To assign this 2031 Note, fill in the form below:

I or we assign and transfer this 2031

Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this 2031

Note on the books of the Company. The agent may substitute another to act for her.

Date:
Your Signature:

Sign exactly as your name appears on the other side of this 2031 Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.07(b) of the Supplemental Indenture, check the box: ☐

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.07(b) of the Supplemental Indenture, state the amount: $______.

Date:
Your Signature: (Sign exactly as your name appears on the other side of the Security) Tax I.D. number
Signature Guarantee: (Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE*

The following increases or decreases in this Global Note have been made.

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

*	This schedule should be included only if the Note is issued in global form.

Exhibit D

FORM OF NOTE

Each Global Note shall bear the following legend:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF [*], OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

AUGUSTA SPINCO CORPORATION

4.945% Senior Notes due 2033

No. [*]	CUSIP No.: 051473 AE6 ISIN No.: US051473AE62 $[*]

AUGUSTA SPINCO CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to [*] or registered assigns, the principal sum of [*] DOLLARS (as may be adjusted by the increase or decrease as reflected on the Schedule of Increases or Decreases in the Global Note attached hereto) on March 23, 2033 (the “Maturity Date”).

Interest Payment Dates: March 23 and September 23 (each, an “Interest Payment Date”), commencing on September 23, 2026, and upon the Maturity Date.

Interest Record Dates: March 8 and September 8 (each, a “Regular Record Date”).

Reference is made to the further provisions of this 2033 Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this 2033 Note to be duly executed.

Dated:	AUGUSTA SPINCO CORPORATION

By:
Name:
Title:

[Signature Page to 2033 Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:	U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Signature Page to 2033 Note]

(REVERSE OF NOTE)

AUGUSTA SPINCO CORPORATION

4.945% Senior Notes due 2033

1. Interest. Augusta SpinCo Corporation (the “Company”) promises to pay interest on the principal amount of this 2033 Note at the rate per annum set forth above. Interest on the 2033 Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on the 2033 Notes in cash in arrears on March 23 and September 23 of each year, with the first payment on September 23, 2026, to the Holders in whose names such 2033 Note is registered at the close of business on March 8 and September 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. Interest payable on the Maturity Date of the 2033 Notes or any Redemption Date of the 2033 Notes shall be payable to the Holder to whom the principal of such 2033 Note shall be payable; provided that installments of interest on the 2033 Notes that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date immediately preceding such Interest Payment Date. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date, if no interest has been paid or duly provided for with respect to the 2033 Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be. If any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, the payment otherwise required to be made on such date, will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Maturity Date, as applicable; provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, to the next succeeding Business Day.

Any interest on this 2033 Note that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder at the close of business on the relevant Regular Record Date, and such Defaulted Interest shall be paid by the Company in accordance with the provisions of Section 3.07 of the Base Indenture.

The Company shall pay interest on overdue principal and premium, if any, and (to the extent legally enforceable under applicable law) upon any overdue installments of interest at the same rate borne by this 2033 Note.

2. Paying Agent. Initially, the Trustee (as defined below) will act as Paying Agent. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent.

3. Indenture; Defined Terms. This 2033 Note is one of the 4.945% Senior Notes due 2033 (the “2033 Notes”) issued under the Indenture, dated as of March 23, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of March 23, 2026, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). This 2033 Note is a “Security” and the 2033 Notes are “Securities” under the Indenture.

For purposes of this 2033 Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the 2033 Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Notwithstanding anything to the contrary herein, the 2033 Notes are subject to all such terms, and Holders of 2033 Notes are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this 2033 Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations: Transfer: Exchange. The 2033 Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of 2033 Notes in accordance with the Indenture. The Company or the Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

5. Redemption. The 2033 Notes are subject to optional redemption as further described in the Indenture. There is no sinking fund applicable to the 2033 Notes.

6. Offer to Purchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its optional redemption rights, each Holder of 2033 Notes will have the right to require that the Company repurchase all or a portion (equal to a minimum of $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s 2033 Notes, as further described in the Indenture.

7. Defaults and Remedies. If certain Events of Default with respect to the 2033 Notes occur and are continuing, then the Trustee or the Holders of not fewer than 25% in aggregate principal amount of the Outstanding 2033 Notes may declare the principal amount and accrued and unpaid interest, if any, of all the 2033 Notes to be due and immediately payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and such accrued and unpaid interest shall become immediately due and payable.

8. CUSIP and ISIN Numbers. No representation is made as to the accuracy of CUSIP or ISIN numbers as printed on the 2033 Notes.

9. Guarantee. The Company’s obligations under the Notes are fully, irrevocably and unconditionally guaranteed by the Guarantors on a senior unsecured basis, to the extent set forth in the Indenture.

10. Governing Law. This 2033 Note shall be governed by and construed in accordance with the laws of the State of New York.

11. Authentication. This 2033 Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this 2033 Note.

ASSIGNMENT FORM

To assign this 2033 Note, fill in the form below:

I or we assign and transfer this 2033

Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this 2033

Note on the books of the Company. The agent may substitute another to act for her.

Date:
Your Signature:

Sign exactly as your name appears on the other side of this 2033 Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.07(b) of the Supplemental Indenture, check the box: ☐

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.07(b) of the Supplemental Indenture, state the amount: $______.

Date:
Your Signature: (Sign exactly as your name appears on the other side of the Security) Tax I.D. number
Signature Guarantee: (Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE*

The following increases or decreases in this Global Note have been made.

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

*	This schedule should be included only if the Note is issued in global form.

Exhibit E

FORM OF NOTE

Each Global Note shall bear the following legend:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF [*], OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [*] OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [*], HAS AN INTEREST HEREIN.

AUGUSTA SPINCO CORPORATION

5.245% Senior Notes due 2036

No. [*]	CUSIP No.: 051473 AF3 ISIN No.: US051473AF38 $[*]

AUGUSTA SPINCO CORPORATION, a Delaware corporation (the “Company”), for value received promises to pay to [*] or registered assigns, the principal sum of [*] DOLLARS (as may be adjusted by the increase or decrease as reflected on the Schedule of Increases or Decreases in the Global Note attached hereto) on March 23, 2036 (the “Maturity Date”).

Interest Payment Dates: March 23 and September 23 (each, an “Interest Payment Date”), commencing on September 23, 2026, and upon the Maturity Date.

Interest Record Dates: March 8 and September 8 (each, a “Regular Record Date”).

Reference is made to the further provisions of this 2036 Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this 2036 Note to be duly executed.

Dated:	AUGUSTA SPINCO CORPORATION

By:
Name:
Title:

[Signature Page to 2036 Note]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:	U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Signature Page to 2036 Note]

(REVERSE OF NOTE)

AUGUSTA SPINCO CORPORATION

5.245% Senior Notes due 2036

1. Interest. Augusta SpinCo Corporation (the “Company”) promises to pay interest on the principal amount of this 2036 Note at the rate per annum set forth above. Interest on the 2036 Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on the 2036 Notes in cash in arrears on March 23 and September 23 of each year, with the first payment on September 23, 2026, to the Holders in whose names such 2036 Note is registered at the close of business on March 8 and September 8, as the case may be (in each case, whether or not a Business Day), immediately preceding the related Interest Payment Date. Interest payable on the Maturity Date of the 2036 Notes or any Redemption Date of the 2036 Notes shall be payable to the Holder to whom the principal of such 2036 Note shall be payable; provided that installments of interest on the 2036 Notes that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date immediately preceding such Interest Payment Date. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date, if no interest has been paid or duly provided for with respect to the 2036 Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be. If any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, the payment otherwise required to be made on such date, will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Maturity Date, as applicable; provided that no additional interest shall accrue with respect to the payment due on such date for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, to the next succeeding Business Day.

Any interest on this 2036 Note that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder at the close of business on the relevant Regular Record Date, and such Defaulted Interest shall be paid by the Company in accordance with the provisions of Section 3.07 of the Base Indenture.

The Company shall pay interest on overdue principal and premium, if any, and (to the extent legally enforceable under applicable law) upon any overdue installments of interest at the same rate borne by this 2036 Note.

2. Paying Agent. Initially, the Trustee (as defined below) will act as Paying Agent. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent.

3. Indenture; Defined Terms. This 2036 Note is one of the 5.245% Senior Notes due 2036 (the “2036 Notes”) issued under the Indenture, dated as of March 23, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the First Supplemental Indenture, dated as of March 23, 2026, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). This 2036 Note is a “Security” and the 2036 Notes are “Securities” under the Indenture.

For purposes of this 2036 Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the 2036 Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Notwithstanding anything to the contrary herein, the 2036 Notes are subject to all such terms, and Holders of 2036 Notes are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this 2036 Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations: Transfer: Exchange. The 2036 Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of 2036 Notes in accordance with the Indenture. The Company or the Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

5. Redemption. The 2036 Notes are subject to optional redemption as further described in the Indenture. There is no sinking fund applicable to the 2036 Notes.

6. Offer to Purchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its optional redemption rights, each Holder of 2036 Notes will have the right to require that the Company repurchase all or a portion (equal to a minimum of $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s 2036 Notes, as further described in the Indenture.

7. Defaults and Remedies. If certain Events of Default with respect to the 2036 Notes occur and are continuing, then the Trustee or the Holders of not fewer than 25% in aggregate principal amount of the Outstanding 2036 Notes may declare the principal amount and accrued and unpaid interest, if any, of all the 2036 Notes to be due and immediately payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and such accrued and unpaid interest shall become immediately due and payable.

8. CUSIP and ISIN Numbers. No representation is made as to the accuracy of CUSIP or ISIN numbers as printed on the 2036 Notes.

9. Guarantee. The Company’s obligations under the Notes are fully, irrevocably and unconditionally guaranteed by the Guarantors on a senior unsecured basis, to the extent set forth in the Indenture.

10. Governing Law. This 2036 Note shall be governed by and construed in accordance with the laws of the State of New York.

11. Authentication. This 2036 Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this 2036 Note.

ASSIGNMENT FORM

To assign this 2036 Note, fill in the form below:

I or we assign and transfer this 2036

Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this 2036

Note on the books of the Company. The agent may substitute another to act for her.

Date:
Your Signature:

Sign exactly as your name appears on the other side of this 2036 Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 4.07(b) of the Supplemental Indenture, check the box: ☐

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.07(b) of the Supplemental Indenture, state the amount: $______.

Date:
Your Signature: (Sign exactly as your name appears on the other side of the Security) Tax I.D. number
Signature Guarantee: (Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

SCHEDULE OF INCREASES OR DECREASES IN THE GLOBAL NOTE*

The following increases or decreases in this Global Note have been made.

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

*	This schedule should be included only if the Note is issued in global form.